SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 14, 2004




                Exact Name of Registrant as specified in its charter;
Commission      State of Incorporation;                                         IRS Employer
File Number     Address and Telephone Number                                    Identification No.
-----------     ----------------------------                                    ------------------
1-14756         Ameren Corporation                                                  43-1723446
                (Missouri Corporation)
                1901 Chouteau Avenue
                St. Louis, Missouri 63103
                (314) 621-3222

1-2967          Union Electric Company                                              43-0559760
                (Missouri Corporation)
                1901 Chouteau Avenue
                St. Louis, Missouri 63103
                (314) 621-3222


                                Explanatory Note
                                ----------------

     This amendment is being filed only to include the conformed signatures that were inadvertently omitted from a Form 8-K filed on January 14, 2004.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Reference is made to the Current Report on Form 8-K dated December 10, 2003 of Ameren Corporation and Union Electric Company (AmerenUE) for a discussion of the settlement reached with respect to AmerenUE's May 2003 request to the Missouri Public Service Commission for an increase in natural gas delivery rates. On January 14, 2004, Ameren Corporation issued a press release announcing that the Missouri Public Service Commission on January 13, 2004 approved the settlement authorizing new natural gas delivery rates that will increase AmerenUE's operating revenues by approximately $13 million annually. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

     This combined Form 8-K/A (Amendment No. 1) is being filed separately by Ameren Corporation and Union Electric Company (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements: Not applicable

     (b) Pro Forma Financial Information: Not applicable

     (c) Exhibits:


     Exhibit
       No.      Description
     -------    -----------

     99.1       Press Release issued on January 14, 2004 by Ameren Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, each registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.



                                             AMEREN CORPORATION
                                                 (Registrant)

                                             /s/ Martin J. Lyons
                                           -----------------------------
                                                Martin J. Lyons
                                           Vice President and Controller

                                           (Principal Accounting Officer)



                                            UNION ELECTRIC COMPANY
                                                 (Registrant)

                                             /s/ Martin J. Lyons
                                           -----------------------------
                                                Martin J. Lyons
                                           Vice President and Controller

                                           (Principal Accounting Officer)


Date:  January 14, 2004

                                  Exhibit Index
                                  -------------

Exhibit No.                   Description
----------                    -----------

     99.1      Press release issued on January 14, 2004 by Ameren Corporation.